UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2025

Investcorp AI Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Century Yard, Cricket Square Elgin Avenue P.O. Box 1111, George Town Grand Cayman, Cayman Islands	KYI-1102
(Address of principal executive offices)	(Zip Code)

+1 (302) 738-7210

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	IVCAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IVCA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	IVCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

Transfer of Listing

As previously disclosed, on March 5, 2025, Investcorp AI Acquisition Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company is not in compliance with a continued listing standard from Nasdaq under Listing Rule 5620(a). The Notification Letter indicated that the Company failed to hold an annual meeting of stockholders within the required twelve-month period from the end of the Company’s fiscal year. On April 16, 2025, in accordance with Nasdaq Listing Rule 5810(c)(2)(G), the Company submitted a plan to regain compliance.

On April 29, 2025, the Company received a letter from Nasdaq stating that, pursuant to Nasdaq Listing Rule IM-5101-2 (“Rule IM-5101-2”), stating that the Staff had determined that (i) the Company’s securities will be delisted from Nasdaq, (ii) trading of the Company’s ordinary shares, warrants, and units will be suspended at the opening of business on May 6, 2025 and (iii) a Form 25-NSE will be filed with the SEC, which will remove the Company’s securities from listing and registration on Nasdaq. Under Rule IM-5101-2, a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. The Company’s registration statement, filed in connection with the Company’s initial public offering, became effective May 9, 2022. Since the Company will be unable to complete its initial business combination by May 9, 2025, the Staff concluded that the Company did not comply with Rule IM-5101-2 and that the Company’s securities are subject to delisting.

Following suspension of trading on Nasdaq, the Company’s ordinary shares, units and warrants will be eligible to trade on the OTC Markets under the tickers “IVCA,” “IVCAU,” and “IVCAW,” respectively. There may be a very limited market in which the Company’s securities are traded, and the trading price of the Company’s securities may be adversely affected. The Company can provide no assurance that its securities will continue to trade on this market, whether broker-dealers will continue to provide public quotes of its securities on this market, or whether the trading volume of its securities will be sufficient to provide for an efficient trading market for existing and potential holders of its securities

The Company will remain subject to the periodic reporting requirements of the U.S. Securities Exchange Act of 1934, as amended, following the delisting of the Securities from Nasdaq. Shareholders of the Company will not be required to exchange any Securities, and the Company expects electronic trading to be available without any material disruption.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Current Report are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expect,” “will,” “plan,” “anticipate,” “could,” “intend,” “believe,” “estimate,” or “continue” or the negative of these terms or other similar

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expressions, although not all forward-looking statements contain these words, and the use of future dates. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the effect of the Company’s delisting from Nasdaq and transfer to the OTC Market. The forward-looking statements in this Current Report are only predictions and are based largely on the Company’s current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of known and unknown risks, uncertainties and assumptions, including without limitation, risks associated with the delisting from Nasdaq, the Company’s ability to successfully transfer to the OTC Market, the possibility that the Company’s Securities may be involuntarily delisted from Nasdaq prior to the effectiveness of the voluntary delisting, market conditions and the impact of these changes on the trading and price of the Company’s Securities and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC on March 16, 2025 and in its other subsequent filings with the SEC, including its subsequent Quarterly Reports on Form 10-Q. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, investors should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Investcorp AI Acquisition Corp.

Date: May 2, 2025	By:	/s/ Nikhil Kalghatgi
	Name:	Nikhil Kalghatgi
	Title:	Principal Executive Officer and Director